UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, the Board of Directors (the “Board”) of Cornerstone Building Brands, Inc. (the “Company”) increased the size of the Board from nine to ten directors, and Marcia Avedon, Ph.D. was elected by Camelot Return Ultimate, LP, the parent of the Company’s sole stockholder, Camelot Return Intermediate Holdings, LLC, acting by written consent in lieu of an annual meeting, effective as of April 1, 2024, to fill the vacancy created thereby. Dr. Avedon will hold such office until her successor has been elected and qualified or until her earlier resignation or removal. There are no arrangements or understandings between Dr. Avedon and any other persons pursuant to which Dr. Avedon was elected as a director of the Company, and there are no transactions to which the Company or any of its subsidiaries is a party and in which Dr. Avedon has a material interest subject to disclosure under Item 404(a) of Regulation S-K. Dr. Avedon will receive compensation in accordance with the Company’s standard director compensation arrangements applicable to non-employee directors of the Company. In connection with Dr. Avedon’s election to the Board, the Board has appointed Dr. Avedon to sit on the Compensation Committee of the Board.

On March 24, 2024, Kathleen Affeldt informed the Board of her decision to retire from her position as a member of the Board and from any and all committees of the Board on which she serves, effective May 18, 2024, as Ms. Affeldt has reached the mandatory age of retirement under the Company’s Corporate Governance Guidelines. Ms. Affeldt’s decision to retire was not related to any disagreement with the Company. Ms. Affeldt has served as a member of the Board since November 2009, and the Company and the Board express its gratitude to Ms. Affeldt for her leadership, counsel, and dedication to the Company throughout her tenure on the Board.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.07.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Alena S. Brenner
Name: Alena S. Brenner
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: March 26, 2024